AMENDMENT #1

TO THE EQUITY AGREEMENT

This Amendment No. 1, dated January 4, 2018 (this “Amendment”), is by and between Blink Charging Co., a Nevada corporation (the “Company”) and Michael D. Farkas (“Farkas”) (referred to collectively herein as the “Parties”).

WHEREAS, the Company and Farkas entered into an Equity Agreement (the “Agreement”) dated as of December 6, 2017. All capitalized terms not otherwise defined herein shall have the meanings given such terms in the Agreement.

NOW, THEREFORE, the Company and Farkas agree as follows:

1. Extension of Expiration of this Agreement. The sentence in the Agreement that commences with “If the Offering does not close by 5:00 PM Eastern Standard Time…” shall be amended and replaced in its entirety with the following:

“If the Offering does not close by 5:00 PM Eastern Standard Time on February 14, 2018, this Agreement shall expire.”

ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT REMAIN IN FULL FORCE AND EFFECT.

Please indicate acceptance and approval of this Amendment by signing below:

BLNK HOLDINGS CO.	MICHAEL D. FARKAS
/s/ Michael J. Calise	/s/ Michael D. Farkas
Michael J. Calise, Chief Executive Officer